UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ____________________

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                 Date of Report: August 4, 2011
                (Date of earliest event reported)


                        PMX Communities, Inc.
       (Exact name of registrant as specified in its charter)

      Nevada                        333-161699               80-0433114
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

                         7777 Glades Road, Suite 100
                           Boca Raton, FL 33434
              (Address of principal executive offices (zip code)

                               561-245-4605
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On August 5, 2011, the registrant and PMX Gold, LLC, a Florida limited liability company entered into a development agreement with Gold Deposit Technologies, Inc. to assist in the development and implementation of the registrant's proprietary PMX Gold ATM Terminal and associated gold bullion based financial services business plan. The plan includes the structuring and marketing of precious metals accounts for the use of its clients with potential accessibility via the internet, the PMX Gold ATM Terminals and co-branded debit cards to be issued by the registrant.

Joint Ownership of Intellectual Property Rights
-----------------------------------------------
The parties agree that that any intellectual property, including but not limited to business plans, trade secrets, proprietary know how, devices, methods, mechanisms, etc., that may be developed in accordance with the terms and conditions of this Agreement will be jointly owned by the registrant and GDT.

Additionally, the registrant will pay for any patent application fees to protect the joint ownership of any intellectual property contributed to or developed in connection with the project by either party, including but not limited to the business plans, methods and information outlined in the provisional patent.

The registrant's share of the intellectual property rights will not be assigned, vested, transferred and/or awarded to the registrant or PMXG until the registrant contributes and/or tenders to GDT the lesser of $800,000 in direct funds for the development of the detailed prototype manufacturing specifications and the initial prototype manufacture and gold ATM /network software development functional and capable to be integrated into the accounts or an amount which of funding which results in a these tasks being accomplished. Additionally, the registrant must remain current with funds owed GDT to retain ownership of any intellectual property rights as described herein.

Compensation Due GDT
--------------------
During years one and two, the registrant will pay GDT a base monthly fee of $20,000. For years three to five, the registrant will pay GDT a base monthly fee of $25,000. Commencing in year six of the development agreement, the parties will reasonably agree on the monthly compensation to GDT based upon GDT's performance, work product and time expended.

Pursuant to the development agreement, the registrant will issue
3,000,000 common shares to be registered with the Securities and Exchange Commission. Additionally, within 90 days of the conclusion of fiscal year 2011 and 2012, GDT shall receive additional common shares equal to 3.5% of the issued and outstanding common shares of the registrant. Thereafter the parties shall reasonably agree on the annual equity based compensation due GDT based on its performance, work product, time expended and contributions to the company.

         Additionally, within 60 days of the conclusion of each fiscal year, the registrant shall pay to GDT an amount equal to the sum of $25.00 per customer account maintained by PMXG, $2,000 per Gold ATM Portal which PMXG operates and $500.00 per conventional ATM which PMXG operates.

         During the first year of this agreement, such monthly fees shall be due ands payable as cash flow of the registrant and PMXG reasonably permit.

Exclusive Use of Intellectual Property and Proprietary Information
------------------------------------------------------------------
The registrant shall be afforded rights to license the intellectual property and proprietary information developed by the parties solely as it relates to the precious metals industry to the following terms and conditions:

A.	The parties agree that the registrant will be awarded a perpetual and exclusive licensing worldwide rights for any technology developed for the Project as it relates to the precious metals industry. After a period of two years, the registrant will be required to operate a minimum of fifteen portals within the United States to maintain the exclusive licensing rights to the technology. After a period of five years, the registrant will be required to operate a minimum of thirty portals within the United States to maintain the exclusive licensing rights to the technology. In the event that the registrant desires to pursue a licensing agreement or other transfer of technology

B.	GDT will own the rights for the usage of the technology for any other industry not associated with precious metals but registrant will be afforded a right of first refusal for any contemplated agreement concerning the usage of the technology beyond the precious metals industry.

Additionally, at any time that registrant ceases active operations within the precious metals industry then all rights to utilize the technology, business methods and intellectual property shall revert to GDT. Additionally, the registrant may not sell, transfer, license or assign any aspect of the GDT technology without the consent of GDT which consent shall be in the sole, absolute and unfettered discretion of GDT.

Termination
-----------
The agreement is terminable by either party with or without cause following the expiration of two years. Notwithstanding the foregoing intellectual property rights listed in items A and B above:

         i) In the event that GDT terminates the agreement after the first two years, nothing herein shall limit GDT, its shareholders, consultants or associates from working within the precious metals industry or using the technology and methodology developed jointly by the parties for a competing precious metals business within the United States, including but not limited to that which is described in attachments A and B. The registrant would be relieved of the obligation to pay GDT, and would retain the rights to use the technology and methodology on a non-exclusive basis.

         ii) In the event the registrant terminates the development agreement after the first two years, the registrant and PMXG, and all affiliated entities/subsidiaries, would lose all intellectual property rights and be prohibited from working within the precious metals industry or using the technology and methodology developed jointly by the parties for a competing precious metals business within the United States, including but not limited to that which is described in attachments A and B. However, the registrant would be relieved of making any more payments to GDT.


Item 3.02  Unregistered Sales of Equity Securities

See Item 1.01 above.

The common shares were sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933.

Item 5.01  Changes in Control of Registrant

On August 5, 2011, Michael C. Hiler, a director and former officer, sold 33,000,000 common shares to Dickinson Capital, LLC, an entity controlled by Mark B. Goldstein, a non-affiliate, for $.00176 per common share. The source of funds were the general funds of Dickinson Capital, LLC.

There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 5, 2011, Michael C. Hiler, an officer and director, resigned
as president and chief executive officer.   As a result, the
registrant's board of directors appointed Mark Connell as president and chief executive officer. Additionally, the registrant's board of directors appointed Alfredo Cortellini as chief technology officer. Additionally, the board of directors appointed Mark Connell and Alfredo Cortellini as directors to serve until the next shareholder meeting.

     Resume of Mark Connell:
Mr. Connell founded East Coast Jet Center, Inc. in 1986 and has served as president since inception. East Coast Jet center specializes in the sale, acquisition and management of corporate jets, turboprops and helicopters.

In 1984, Mr. Connell founded East Coast Avionics, Inc. and served as its president until the business was successfully sold in 2003 so that Mr. Connell could concentrate on the business at East Coast Jet Center. During the nearly 20 years of operations, East Coast Avionics gained recognition as F.A.A. and J.A.A./J.A.R. Approved Repair Stations, a F.A.A. Approved Designated Alteration Station (3rd in existence), a U.S. Coast Guard Approved Repair Station and a U.S. Department of State Bureau of Politico-Military Affairs registrant, licensed to sell avionics equipment to foreign governments.

Mr. Connell attended various courses at Broward Community College from 1981-1982 and has completed various avionics manufacturers training courses and certifications including VHF Communication, VHF Navigation, Autopilot/Flight Director, DME, Weather Radar, Radar Altimeter, Global Positioning System, Cockpit Voice Recorder, and Flight Data Recorder.

The board believes that Mr. Connell's background and skillset as an international businessman will prove invaluable as the registrant works to develop the PMX Gold ATM and associated managed gold account business plan.

     Resume of Alfredo Cortellini
In 2011, his capital investment, personal loan and contribution of his business's workforce and facilities to the registrant made possible the acquisition by the registrant of the first gold vending machine in the United States. In addition, he supervised and troubleshot the launch and test marketing operation. He was not employed or paid by the registrant at this time nor compensated for his services.

Since Mr. Cortellini's arrival in the United States in 2008, he has worked in the aviation industry and presently operates Platinum
Aviation Holdings which focuses on aircraft sales, management, and flight training for Cirrus Aircraft

From 1992 until 2007, Mr. Cortellini worked for COGEFIN S.P.A. where he filled the role of chief of maintenance and designer of their large-scale refrigeration systems and was in charge of implementing a division-wide IT infrastructure. His experience there included documentation and writing of operations manuals, PLC programming and advanced mechanical design. During the last 10 years of his association with COGEFIN he served on the board of directors.

From 1989 until 1992, Mr. Cortellini was employed by FRIGOSUD S.P.A. in the role of chief maintenance of large cold storage facilities
(2,500,000 cubic feet) mainly located in Latina, Bologna, and Venezia where he was in charge of safety procedures, personnel management and various technical aspects of the operations.

Mr. Cortellini attended University in Bologna from 1985 through 1988 where he studied electronic engineering and attended to his military duties from 1988 to 1989.

The board feels that Mr. Cortellini's varied business experience and background in electrical engineering, industrial automation, manufacturing and computer software will allow him to assist with the successful and expedited implementation of the registrant's business plan from a technical, mechanical and software perspective.

     Compensatory Arrangements of Certain Officers
The board of directors approved compensation for the new officers. The terms of compensation are as follows:

Pursuant to a written employment agreement, Mark Connell, as president and chief executive officer of the registrant, is to be paid a one time stock bonus of 6,000,000 shares and a base salary of $125,000.00 per year with the possibility of a discretionary bonus, performance-based salary increases and the ability to participate in employee incentive stock option grants.

During the first year of this agreement, such fees and salary shall be due and payable as cash flow of the registrant and PMXG reasonably permit.

Pursuant to a verbal agreement, Alfredo Cortellini, as chief technical officer of the registrant, is to be paid a one time stock bonus of 2,000,000 shares and depending on the time that he is willing/able/requested to commit may also be paid either fees or a salary to be negotiated. He will also have the potential to earn a discretionary bonus, performance-based salary increases (if a salary is paid him) and the ability to participate in employee incentive stock option grants.

During the first year of this agreement, such fees and salary shall be due and payable as cash flow of the registrant and PMXG reasonably permit.


Item 8.01 Other Items

Memo of Understanding
---------------------
On August 4, 2011, the registrant entered into a memo of understanding with Capital Path Securities, LLC to act as the exclusive private placement agent and syndication manager for an equity offering of the registrant's common stock.

CPS will receive 5% of all principal amounts invested from any source other than CPS. In the event that investors are brought into the deal through other FINRA Firms, CPS will receive a 5% commission and the selling firm shall receive a 5% commission. The registrant will also issue to CPS common shares equal to 5% of the total number of common stock sold in the offering excluding the common shares underlying the warrants offered.

CPS may elect, upon approval of due diligence, to actively participate in the offering on a best efforts basis. For those investors brought into the offering by CPS, the registrant will pay to CPS 8% of the principal investing in place of the 5% payment. The 5% equity issuance shall remain the same regardless of the source of funding.

The letter of understanding will remain in effect for the term of the offering. Either party may terminate the letter of understanding at any time, if CPS has indicated to the registrant that it will not be serving as placement agent on the offering or if CPS has not commenced the fundraising within two weeks of receiving the final offering memorandum.

Stock Awards Plan
-----------------
On August 5, 2011, the registrant approved a stock awards plan dated August 5, 2011 authorizing the issuance of an aggregate of 6,000,000 common shares. The stock awards plan must be approved by the registrant's shareholders within twelve months.

Effective Date and Term. The plan shall be effective upon its adoption by the board, provided that the plan has been or is approved by the stockholders of the registrant within twelve months of its adoption by the board. No further awards may be granted under the plan on or after the date which is ten years following the effective date. The plan shall remain in effect until all awards granted under the plan have been satisfied or expired.


Item 9.01  Financial Statements and Exhibits

Exhibit 10.1 Development Agreement dated August 5, 2011 by and between the registrant, PMX Gold, LLC and Gold Deposit technologies Inc.

Exhibit 10.2 Financing Agreement dated August 4, 2011 by and between Capital Path Securities, LLC and the registrant

Exhibit 10.3 Employment Agreement dated August 5, 2011 by and between Mark Connell and the registrant

Exhibit 10.4  PMX Communities, Inc. 2011 Stock Awards Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 29, 2011

PMX COMMUNITIES, INC.

By:     /s/Mark Connell
        ------------------
Name:   Mark Connell
Title:  Chief Executive Officer